Note 7 - Stockholders' Equity and Dividend Restrictions	12 Months Ended
Dec. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

NOTE 7 - Stockholders' Equity and Dividend Restrictions

Statutory restrictions limit the amount of dividends which may be paid by Investors Heritage Life. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory net gain from operations for the preceding year. For 2014, the maximum dividend that Investors Heritage Life can pay to Investors Heritage Capital without regulatory approval is $671,463.